Exhibit 99.5

SECURITIES PLEDGE AND ESCROW AGREEMENT

EFFECTIVE DATE:	January 1, 2018

PLEDGOR:	SPAR Marketing Group, Inc., a Nevada corporation

SECURED PARTY:	Joseph L. Paulk

ESCROW AGENT:	Fisher, Tousey, Leas & Ball, P.A.,
a Florida professional service corporation

PROMISSORY NOTE:	That certain Secured Promissory Note of even date herewith made by Pledgor in favor of Secured Party, in the principal amount of $2,600,000 (the “Note”).

A.     On the Effective Date, Pledgor purchased 49 shares of common stock of Resource Plus of North Florida, Inc., a Florida corporation (“Resource Plus”); 1,000 shares of common stock of Mobex of North Florida, Inc., a Florida corporation (“Mobex”); and a 50% limited liability company membership interest in Leasex, LLC, a Florida limited liability company (“Leasex”) (Resource Plus, Mobex and Leasex shall each be a “Company” and shall collectively be the “Companies”), from Secured Party. The securities in the foregoing Companies being sold by Seller to the Buyer that are the subject of this Pledge are referred to as the “Securities.”

B.     As a condition to selling the Securities to Pledgor, the Secured Party required the Pledgor to grant a security interest in all of the Securities and the Pledgor agreed to pledge all of the Securities (collectively, the “Pledged Securities”) as security for the Note pursuant to the terms set forth below (the “Pledge”). SPAR Group, Inc., a Delaware corporation, that is the sole shareholder of the Pledgor, executed a Guaranty for the benefit of Secured Party in conjunction with the purchase of the Pledged Securities (the “Guaranty”).

C.     The Securities to be pledged hereunder are represented by the respective stock certificates and assignment instruments described on Exhibit A.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.     Pledge of Pledged Securities.

(a)     In consideration of the premises and as an inducement to Secured Party to sell the Securities to Pledgor, Pledgor does hereby grant a security interest in and assign, transfer, set over and pledge to Secured Party the Pledged Securities (together with all stock dividends or other similar distributions thereon and all shares, obligations or securities into which the Pledged Securities may be changed or which may be issued in lieu thereof, and together with any other securities which hereafter may be pledged hereunder, which are herein collectively included within the term “Pledged Securities”).

(b)     This Pledge is made as security for (i) the repayment, according to its terms, of the full amount of the Note, and (ii) any other liability or liabilities of the Pledgor arising under the Note or this Pledge. The Escrow Agent hereby agrees to act as depository and escrow agent with respect to the Pledged Securities.

2.     Possession and Use of Pledged Securities; Covenants of Pledgor.

(a)     The Pledged Securities shall be delivered to the Escrow Agent, endorsed in bearer form or accompanied by good and sufficient powers of attorney. Escrow Agent shall be entitled to receive all amounts paid in cash or other property as a liquidating distribution on account of the Pledged Securities. All distributions received by Escrow Agent in accordance herewith shall become subject to all of the provisions hereof.

(b)     As long as the Pledged Securities are subject to this Pledge, Pledgor warrants that Pledgor shall not cause any of the Companies to sell any of their assets outside of the ordinary course of business for which the selling Company receives fair market value.

(c)     Pledgor warrants and covenants that no financing statement covering any of the Pledged Securities or any proceeds of such Pledged Securities is on file in any public office, including, but not limited to, the office of the Secretary of State of the State of Florida (or any designated independent contractor of such office). At the request of the Secured Party and to the extent required or permitted by applicable law, Pledgor will join in executing one or more financing statements, in a form satisfactory to Secured Party, and pay the cost of filing such statement or statements wherever filing is deemed necessary or appropriate by the Secured Party.

(d)     So long as this Pledge has not been terminated as provided hereafter, Pledgor:

(i)     will not transfer, or attempt to transfer, any of the Pledged Securities, and will not grant option rights to acquire any of the Pledged Securities.

(ii)     will, on demand of the Secured Party:

(A)     furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Pledge, and

(B)     execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the Pledged Securities and pay all costs of filing in connection therewith.

3.     Events of Default and Remedies. If any one or more of the following events (each an “Event of Default”) shall occur and be continuing:

(a)     any breach or default under the Note executed by the Pledgor in favor of the Secured Party;

(b)     the breach or default of any of the representations, warranties, covenants or agreements of the Pledgor under this Pledge that continues for fifteen (15) days after the Secured Party gives written notice to Pledgor;

(c)     the subjection of the Pledged Securities to levy of execution or other judicial process in connection with collection of a debt owed by Pledgor;

(d)     any direct or indirect sale or transfer of all or any part of an interest in the Pledged Securities, whether voluntary or involuntary;

(e)     a sale of all or substantially all of the assets of the Companies;

(f)     a default by Pledgor under any other agreement between the Secured Party and the Pledgor or any other event of default under this Pledge following written notice and failure to timely cure as therein provided;

(g)     any event that results in the acceleration of the maturity of the indebtedness of the Pledgor to others under any indenture, agreement, or undertaking including, without limitation, any mortgage; or

(h)     the Pledgor’s insolvency, the appointment of a receiver for any part of the Pledgor or the assets of the Pledgor, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Pledgor;

then, in any such event, Secured Party may, at Secured Party’s option, declare the Note and this Pledge in default, and give written notice of such Event of Default to Escrow Agent under Section 4, to obtain the release of the Pledged Securities from this Pledge.

4.     Distribution and/or Disbursement. The Escrow Agent shall hold the Pledged Securities pending distribution and/or disbursement, and shall distribute and/or disburse such Pledged Securities only upon the happening of one or more of the following conditions subject to the requirements set forth herein:

(a)     Receipt by Escrow Agent of written notice from Secured Party that an Event of Default under Section 3 has occurred and verification of such facts set forth in the written notice. Promptly upon receipt, the Escrow Agent shall send a copy of the notice to Pledgor. Unless Pledgor disputes that an Event of Default has occurred, in writing, within thirty (30) days of its receipt of the notice from Escrow Agent, or the Escrow Agent independently is aware of information that causes it to believe that an Event of Default has not occurred, the Secured Party may declare all amounts due under the Note and this Pledge (collectively, the “Obligations”) to be due and payable in full, whereupon the Obligations shall immediately mature and become due and payable in full without presentment, demand, protest or notice, all of which are hereby waived. Upon acceleration, the Escrow Agent shall immediately release the Pledged Securities, other than cash that shall be applied to the Obligations, to Secured Party, which may thereafter exercise all remedies available to him under the Florida Uniform Commercial Code.

(b)     Receipt by Escrow Agent of written notice from Pledgor that the Obligations have been paid and/or satisfied in full and that Pledgor is entitled to the return of the Pledged Securities. Promptly upon receipt, the Escrow Agent shall send a copy of the written notice to Secured Party. Unless Secured Party disputes, in writing, Pledgor’s entitlement to such distribution and/or disbursement within thirty (30) days of receipt of the written notice from Escrow Agent, or the Escrow Agent is independently aware of information that causes it to believe that such distribution and/or disbursement is unjustified, the Escrow Agent shall distribute and/or disburse the Pledged Securities to Pledgor promptly upon the expiration of such thirty (30) day period.

(c)     In the event Pledgor disputes that an Event of Default has occurred, in writing, within thirty (30) days of receipt of the notice from Escrow Agent under Section 4(a), or in the event Secured Party disputes, in writing, Pledgor’s entitlement to the distribution and/or disbursement, within thirty (30) days of receipt of the notice from Escrow Agent under Section 4(b), or if Escrow Agent is independently aware of information that causes it to believe that an Event of Default has not occurred, or that such distribution and/or disbursement is unjustified, as applicable, it shall continue to hold the Pledged Securities pending either receipt of further instructions signed by both Secured Party and Pledgor, or the issuance of a non-appealable final order rendered by a court of competent jurisdiction determining the rights of the parties hereunder.

(d)     Receipt by Escrow Agent of a written document signed by Pledgor and Secured Party and specifically requesting and instructing the Escrow Agent to distribute and/or disburse the Pledged Securities. In such event, the Escrow Agent shall distribute and/or disburse the Pledged Securities according to the instructions contained in such written notification.

5.     Nature of Duties; Liability. The duties of the Escrow Agent hereunder are purely ministerial in nature. The Escrow Agent shall not be liable for any error of judgment, fact or law, or any act done or omitted to be done, except for its own willful misconduct or gross negligence or that of its officers, employees or agents. The Escrow Agent shall make no distribution or disbursement of the Pledged Securities except according to Section 4 above. The Escrow Agent may act upon any instructions or advice believed by it to be genuine and it may assume that any person purporting to give advice or instruction hereunder, believed by it to be duly authorized, has been authorized to do so. The Escrow Agent shall not be liable for any actions taken or omitted upon the reasonable interpretation of any advice, instruction, or document furnished to it. The Escrow Agent may decline to act and shall not be liable for such failure to act if in doubt as to its duties hereunder. The Escrow Agent may assume, without verification, the genuineness of any signatures on any writings that are regular on their face. In the event the Escrow Agent shall incur any liability, damage, or expense, including reasonable attorneys’ fees of attorneys of its own choosing, incurred without gross negligence or willful misconduct on the part of Escrow Agent, arising out of or resulting from any claim that it has improperly distributed and/or disbursed the Pledged Securities from escrow, or otherwise arising out of or in connection with carrying out its duties hereunder, Pledgor and Secured Party shall, jointly and severally, indemnify and hold it harmless therefrom. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

6.     Termination of Escrow. In the event the Pledged Securities placed in escrow pursuant to this Pledge have not been distributed prior to the date that is one (1) year following the date that the last payment under the Note is due, the Escrow Agent may, in its sole discretion, continue to hold the Pledged Securities that are the subject of this Pledge until the parties mutually agree to the distribution and/or disbursement thereof, or until a judgment of a court of competent jurisdiction shall determine the rights of the parties thereto, or it may, at its sole discretion, file an action in interpleader to resolve the rights of the parties thereto. The Escrow Agent shall be indemnified for all costs, including reasonable attorneys’ fees of attorneys of its own choosing, in connection with the aforesaid interpleader action, and shall be fully protected in suspending all or part of its activities under this Pledge until a final judgment in the interpleader action is received.

7.     Interpleader. If the parties shall be in disagreement about the interpretation of this Pledge, or about their rights and obligations hereunder, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its discretion, file an action in interpleader to resolve such disagreement. Escrow Agent shall be indemnified, jointly and severally, by Pledgor and Secured Party for all costs, including reasonable attorneys’ fees of attorneys of its own choosing, in connection with the aforesaid interpleader action, and shall be fully protected in suspending all or a part of its activities under this Pledge until a final judgment in the interpleader action is received.

8.     Designation of Holder of Pledged Securities. Notwithstanding any other provision herein to the contrary, Secured Party hereby designates Escrow Agent to hold the Pledged Securities on Secured Party’s behalf, in order to perfect Secured Party’s security interest in the Pledged Securities; nothing herein, including, but not limited to, Pledgor’s joining herein, shall be deemed to negate Escrow Agent’s status as such designated person during the term of this Pledge; and Secured Party acknowledges having provided to Escrow Agent a copy of this Pledge relating to the Pledged Securities as they exist on the date hereof.

9.     Beneficial Ownership and Voting Rights. Pledgor shall remain the beneficial owner of the Pledged Securities for all purposes, except as otherwise provided in this Pledge. So long as no Event of Default or other default exists hereunder, Pledgor shall be entitled to exercise all voting rights in connection with the Pledged Securities; provided, however, (a) voting rights shall not be exercised to permit a liquidation of the Company, the sale of substantially all of the assets of the Company, or any other event in violation of the covenants in Section 3, and (b) during the pendency of an Event of Default, Secured Party shall be entitled to exercise all voting rights in connection with the Pledged Securities.

10.     Resignation. The Escrow Agent may resign at any time upon giving the other parties hereto thirty (30) days notice to that effect. In such event, the successor Escrow Agent shall be such person, firm or corporation as shall be mutually selected by the Secured Party and the Pledgor. It is understood and agreed that the Escrow Agent’s resignation shall not be effective until a successor Escrow Agent agrees to act hereunder; provided, however, that in the event no successor Escrow Agent is appointed and acting hereunder within thirty (30) days of such notice, the Escrow Agent may pay and deliver the Pledged Securities into a court of competent jurisdiction.

11.     Miscellaneous Provisions.

(a)     Amendments. This Pledge may be modified, amended, altered, or changed solely upon the mutual consent of the parties hereto, evidenced by a written instrument duly executed by the parties hereto.

(b)     Attorneys’ Fees. In the event any party institutes a legal proceeding to enforce its rights hereunder and/or in regard to the Pledge or the Pledged Securities, the legal fees and all costs of the proceeding shall be paid by the non-prevailing party to the prevailing party, whether in arbitration, at trial, or on appeal.

(c)     Assignment. Secured Party has the right to assign this Pledge, or any of the rights or benefits hereof, without the consent of Pledgor.

(d)     Captions and Headings. Titles, captions, and headings contained in this Pledge are inserted only as a matter of convenience and for reference and in no way define, limit, extend, or describe the scope of this Pledge or the intent of any provision hereof. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Pledge.

(e)     Construction. Whenever the context may require, any pronoun used in this Pledge shall include the corresponding masculine, feminine or neuter forms. Whenever the context may require, the singular form of any noun, pronoun, and verb shall include the plural form; the plural form of any noun, pronoun, and verb shall include the singular form.

(f)     Counterparts. This Pledge may be executed in one or more counterparts and all such counterparts shall together constitute this Pledge and shall be binding on all the parties notwithstanding that all of the parties are not signatories to the original or the same counterpart. The parties also hereby agree that, for purposes of the execution of this Pledge, facsimile and .PDF signatures shall constitute original signatures.

(g)     Cross Default. This Pledge shall be in default in the event of a default under the Note, this Pledge, or the Guaranty.

(h)     Entire Agreement. This Pledge, collectively with the Note, constitutes the entire agreement among the parties with respect to the subject matter described herein and replaces and supersedes all prior and contemporaneous agreements by and among the parties with respect to the subject matter hereof. Any prior understandings or representations preceding the date of this Pledge will not be binding on any party.

(i)     Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Pledge and the documents referred to in this Pledge.

(j)     Governing Law. This Pledge shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its rules governing choice of law or conflicts or laws.

(k)     Interpretation. All of the parties have contributed substantially and materially to the preparation of this Pledge; consequently, this Pledge will not be construed more strictly against one party than against any other merely by virtue of the fact that it may have been prepared by legal counsel to one of the parties.

(l)     Legal Counsel. The parties acknowledge that Fisher, Tousey, Leas & Ball, P.A. (“Legal Counsel”) is legal counsel to the Secured Party, that Legal Counsel prepared this Pledge on behalf of and in the course of its representation of the Secured Party, and that the parties have been advised that (i) a conflict of interest may exist between their interests, and (ii) they have the right to seek the advice of separate legal and tax counsel. Each party hereto (i) acknowledges that Legal Counsel represents the Secured Party in this matter, (ii) acknowledges it has had an opportunity to consult with legal counsel of its choice, and (iii) waives any conflict of interest as may exist in the representation of the Secured Party by Legal Counsel. The parties agree that in the event of a dispute between the parties, Legal Counsel may represent the Secured Party.

(m)     Notices. All notices and other communications to parties called for herein or given in connection herewith shall be in writing and shall be sufficiently given if given via hand delivery, or mailed via certified mail, return receipt requested, postage prepaid, to such parties address as set forth below, unless an alternate address is furnished in writing by such party to the other parties.

If to the Secured Party:	Joseph L. Paulk 328 5th Street Atlantic Beach, Florida 32233

With a copy to:	Fisher, Tousey, Leas & Ball, P.A. Attention: Marvin C. Kloeppel, Esquire 501 Riverside Avenue, Suite 600 Jacksonville, Florida 32202

If to Pledgor:	SPAR Marketing Force, Inc. 1910 Opdyke Court Auburn Hill, Michigan 48326

With a copy to:	Foley & Lardner, LLP Attention: Jason M. Hille, Esquire 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202

Notices will be deemed complete and given upon (a) the date such notice is given if notice is given by hand delivery, (b) the date that is two (2) business days after the date of mailing if notice is deposited into the U.S. Mail, postage prepaid, and (c) the date such notice is received if notice is sent via telegram, facsimile, or overnight express delivery service that can certify actual delivery.

(n)     Rights and Remedies Cumulative. The rights and remedies provided in this Pledge are cumulative; the use of any one right or remedy shall not preclude or waive any other right or remedy.

(o)     Schedules and Exhibits. In the event of any inconsistency between the statements in the body of this Pledge and those in the Schedules and Exhibits (other than an exception expressly set forth as such in the Schedules and Exhibits with respect to a specifically identified representation or warranty), the statements in the body of this Pledge will control. The Schedules and Exhibits attached hereto shall be incorporated in this Pledge by reference hereto as if fully set forth herein.

(p)     Severability. If any provision in this Pledge is held to be invalid, illegal, or unenforceable in any respect or the application of any provision is held to be invalid, illegal, or unenforceable as to any person, fact, circumstance or situation, such invalidity, illegality, or unenforceability shall not affect the remainder of such provision, any other provision hereof, or any permitted application. This Pledge shall be construed so as to be valid, legal, binding and enforceable to the fullest extent permitted by law, and as if this Pledge had never contained any such invalid, illegal, or unenforceable provision.

(q)     Successors. Except as otherwise provided herein, all provisions of this Pledge shall be binding upon, inure to the benefit of, and be enforceable by and against the respective heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

(r)     Survival of Representations, Warranties, and Covenants. The covenants, representations, warranties and other written statements set forth in this Pledge or any separate instrument pursuant to which the parties subscribe to this Pledge shall survive the execution and delivery hereof and thereof. Each of such covenants, representations, warranties and other written statements shall be deemed to be independent and material and to have been relied upon by the party to whom made.

(s)     Time. If any date described in this Pledge falls on a Saturday, Sunday or national holiday that date shall be automatically extended to the next day that is not a Saturday, Sunday or national holiday. Time shall be of the essence with regards to the performance of each and every provision of this Pledge.

(t)     Venue and Jurisdiction. The parties consent to exclusive jurisdiction and venue in the courts having jurisdiction over Duval County, Florida in connection with any action, suit, or other proceeding arising from, relating to, or in any way connected with this Pledge or the Pledged Securities. Each party agrees that it will not assert in any such action, suit, or proceeding that it is not personally subject to the jurisdiction of such court, that the action, suit, or proceeding is brought in an inconvenient forum, and/or that the venue of the action, suit, or proceeding is improper.

(u)     Waiver. The failure to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation.

(v)     WAIVER OF JURY TRIAL. EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AFTER OPPORTUNITY FOR CONSULTATION WITH INDEPENDENT COUNSEL, WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING ARISING FROM OR BASED UPON ANY LITIGATION OR OTHER PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR OBLIGATIONS ARISING FROM THIS PLEDGE OR ANY COURSE OF DEALING, COURSE OF CONDUCT, STATEMENT (VERBAL OR WRITTEN) OR ACTION OF THE PARTIES IN CONNECTION WITH THIS PLEDGE. EACH PARTY AGREES THAT:

(i)     IT SHALL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED.

(ii)     THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS.

(iii)   NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

(iv)     THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE FINANCING SECURED BY THE PLEDGE.

Remainder of Page Intentionally Blank – Signature Page Follows

IN WITNESS WHEREOF, the parties have executed this Pledge effective as of the day and year first above written.

PLEDGOR:

SPAR Marketing Force, Inc.,
a Nevada corporation

By:
Name:	Christiaan M. Olivier
Title:	Chief Executive Officer

SECURED PARTY:

Joseph L. Paulk

ESCROW AGENT:

Fisher, Tousey, Leas & Ball, P.A.,
a Florida professional service corporation

By:
Marvin C. Kloeppel, Vice President

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[Signature Page to Securities Pledge and Escrow Agreement – Joseph Paulk]

EXHIBIT A

1.	Resource Plus of North Florida, Inc.
Stock Certificate # 2 for 49 shares issued to SPAR Marketing Force, Inc.

2.	Mobex of North Florida, Inc.
Stock Certificate # 2 for 1,000 shares issued to SPAR Marketing Force, Inc.

3.	Leasex, LLC
Assignment transferring 50% limited liability company membership interest issued to SPAR Marketing Force, Inc.

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